2Q2021
Supplemental Information
FURNISHED AS OF AUGUST 4, 2021 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2020, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
6	Salient Facts
7	Corporate Information
8	Balance Sheet
9	Statements of Income
10	FFO, Normalized FFO, & FAD
11	Capital Funding & Commitments
12	Debt Metrics
13	Debt Covenants
14	Acquisition & Disposition Activity
15	Re/Development Activity
16	Portfolio
17	Associated Health Systems
18	Top Tenants
19	MOB Proximity to Hospital
20	Lease Maturity, Lease & Building Size
21	Historical Occupancy
22	Occupancy Reconciliation
23	Same Store Leasing Statistics
24	NOI Performance
25	NOI Reconciliations
26	EBITDA Reconciliations
28	Components of Net Asset Value
29	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•Normalized FFO per share totaled $0.43, an increase from $0.42 in the second quarter of 2020.
•Same store cash NOI for the second quarter increased 2.9% over the second quarter of 2020. For the trailing twelve months ended June 30, 2021, same store cash NOI grew 2.3%.
•Predictive growth measures in the same store portfolio include:
◦Average in-place rent increases of 2.87%
◦Future annual contractual increases of 3.1% for leases commencing in the quarter
◦Weighted average cash leasing spreads of 2.8% on 285,000 square feet renewed:
▪8% (<0% spread)
▪9% (0-3%)
▪59% (3-4%)
▪24% (>4%)
◦Tenant retention of 74.9%
•Portfolio leasing activity in the second quarter totaled 485,000 square feet related to 141 leases:
◦331,000 square feet of renewals
◦154,000 square feet of new and expansion leases
•During the second quarter, the Company acquired eight medical office buildings for $216.9 million totaling 467,000 square feet.
◦In San Diego, a 160,000 square foot building for $102.7 million on BBB rated Palomar Health's Medical Center Poway Campus, the Company's fourth property in the San Diego market.
◦In Los Angeles, two buildings totaling 131,000 square feet for $55.9 million on AA- rated MemorialCare Health System's Saddleback Medical Center campus. The buildings were acquired under the TIAA joint venture. The Company now owns five buildings on or near this campus and nineteen properties in the Los Angeles market.
◦In Baltimore, an off campus 33,000 square foot building for $14.6 million located near A rated University of Maryland Medical System's Upper Chesapeake Medical Center. The Company owns two other buildings on this campus.
◦In San Antonio, an off campus 45,000 square foot building for $13.6 million leased to a diverse mix of specialty and primary care providers, including Baptist Health System, and acquired under the TIAA joint venture. The Company now owns seven buildings in the San Antonio market.
◦In Houston, a 45,000 square foot building for $13.5 million adjacent to AA rated Houston Methodist Willowbrook Hospital, the Company's eleventh property in the Houston market.
◦In Greensboro, an off campus 25,000 square foot building for $9.4 million anchored by AA- rated Cone Health. The Company owns four other buildings adjacent to the nearby Moses H. Cone Memorial Hospital campus.
◦In Colorado Springs, an off campus, 28,000 square foot building for $7.2 million leased to a diverse mix of tenants. This property was acquired through the TIAA joint venture.
◦The Company funded $178.5 million in these properties, net of TIAA's 50% joint venture contribution.
•Subsequent to the end of the quarter, the Company acquired six medical office buildings for $119.4 million totaling 371,000 square feet.
◦In Denver, three buildings totaling 260,000 square feet for $70.4 million on AA- rated AdventHealth's Porter Adventist Hospital campus, operated by Centura Health. The Company now owns sixteen properties in the Denver market.
◦In Colorado Springs, a 70,000 square foot building for $33.4 million on BBB+ rated CommonSpirit Health's Penrose Hospital campus, operated by Centura Health.
◦In Colorado Springs, an off campus 24,000 square foot property for $9.1 million, which included a three-acre land parcel for future development. The building is anchored by Centura Health and is located near the Penrose Hospital campus. The investment was made through the TIAA joint venture and is the Company's eighth property in the Colorado Springs market.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 4

◦In Greensboro, an 18,000 square foot building for $6.4 million adjacent to AA- rated Cone Health's Alamance Regional Medical Center campus. The Company owns one other building on this campus and now owns eight buildings in the Greensboro market.
◦The Company funded $114.8 million in these properties, net of TIAA's 50% joint venture contribution.
•Year-to-date, the Company acquired twenty-one buildings totaling 1.1 million square feet for $412.8 million ($362.7 million net of joint venture contributions) at a weighted average cap rate of 5.3%.
•Year-to-date, the Company sold eleven medical office buildings totaling 547,000 square feet for $114.6 million at a weighted average cap rate of 4.1%.
•In July, the Company commenced the development of a new 106,000 square foot medical office building located on AA+ rated Ascension Health's St. Thomas Midtown Hospital campus in Nashville. The project consists of the demolition of an existing building, and construction of a new medical office building, parking garage and shared hospital front entrance. The project has a total budget of $44 million, including a $5 million non-cash allocation for the existing land value. The Company owns an additional 333,000 square feet on or adjacent to this campus.
•During the second quarter, the Company settled 3.8 million shares through its forward equity program, generating $116.1 million in net proceeds.
◦The Company currently has approximately 3.7 million shares to be settled through forward equity contracts and expects gross proceeds of approximately $114.8 million, before cost of borrowing under the forward contracts.
•In June, the Company repriced its $150 million term loan due June 2026, reducing the interest rate to LIBOR plus 95 basis points, representing a savings of 65 basis points. The Company also added a sustainability-linked incentive.
•As of June 30, 2021, the Company had cash of $18.7 million and $687 million available on its revolver.
•Net debt to adjusted EBITDA was 5.1 times at the end of the quarter, down from 5.3 times at the end of the first quarter.
•A dividend of $0.3025 per share was paid during the quarter, which equaled 90.2% of FAD. Year to date, dividends paid equaled 85.3% of FAD.
•A dividend of $0.3025 per share is payable on August 31, 2021 for stockholders of record on August 16, 2021.

OTHER ITEMS OF NOTE

•In the third quarter, the Company has historically experienced a $1.5 million sequential increase in operating expenses due to the impact of seasonally high temperatures on utility expenses.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 5

Salient Facts [1]
AS OF JUNE 30, 2021

Properties

$4.9B invested in 236 properties
16.9M SF owned in 24 states
13.4M SF managed by Healthcare Realty
95.4% medical office and outpatient
63.7% of NOI in Top 10 Markets

Capitalization

$6.2B enterprise value as of 7/30/21
$4.6B market capitalization as of 7/30/21
145.5M shares outstanding as of 6/30/21
$0.3025 quarterly dividend per share
BBB/Baa2/BBB+ S&P/Moody's/Fitch
26.8% net debt to enterprise value at 6/30/21
5.1x net debt to adjusted EBITDA at 6/30/21

1Property counts and square footage include properties in the Company's unconsolidated JV.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 6

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of June 30, 2021, the Company was invested in 236 real estate properties in 24 states totaling 16.9 million square feet and had an enterprise value of approximately $6.0 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 13.4 million square feet nationwide.

EXECUTIVE OFFICERS

BOARD OF DIRECTORS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Morgan Stanley & Co, LLC
Raymond James & Associates
Scotiabank
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Wells Fargo Securities, LLC

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 7

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Real estate properties
Land	$375,374	$369,202	$362,695	$330,840	$312,139
Buildings, improvements and lease intangibles	4,249,352	4,201,251	4,220,297	4,014,740	3,937,657
Personal property	11,589	11,370	11,195	10,962	10,849
Investment in financing receivable, net [1]	104,642	—	—	—	—
Construction in progress	1,147	—	—	—	—
Land held for development	27,226	27,226	27,226	24,647	24,647
Total real estate properties	4,769,330	4,609,049	4,621,413	4,381,189	4,285,292
Less accumulated depreciation and amortization	(1,285,251)	(1,238,044)	(1,239,224)	(1,198,444)	(1,169,298)
Total real estate properties, net	3,484,079	3,371,005	3,382,189	3,182,745	3,115,994
Cash and cash equivalents	18,739	12,087	15,303	121,992	43,680
Restricted cash [2]	—	—	—	60,644	—
Assets held for sale, net	21,065	64,578	20,646	20,051	—
Operating lease right-of-use assets	121,288	120,890	125,198	123,807	124,398
Financing lease right-of-use assets	19,450	19,559	19,667	19,776	19,884
Net investment in sales-type leases	—	—	—	—	244,381
Investments in unconsolidated joint ventures	117,935	83,943	73,137	7,743	7,819
Other assets	182,123	182,043	176,120	174,693	175,797
Total assets	$3,964,679	$3,854,105	$3,812,260	$3,711,451	$3,731,953

LIABILITIES AND STOCKHOLDERS' EQUITY
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Liabilities
Notes and bonds payable	$1,614,479	$1,609,251	$1,602,769	$1,554,395	$1,554,936
Accounts payable and accrued liabilities	74,927	66,407	81,174	79,528	65,485
Liabilities of properties held for sale	942	1,342	1,216	548	—
Operating lease liabilities	92,110	91,921	92,273	91,466	91,259
Financing lease liabilities	18,648	18,722	18,837	18,697	18,595
Other liabilities	67,319	68,353	67,615	66,442	72,317
Total liabilities	1,868,425	1,855,996	1,863,884	1,811,076	1,802,592
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,455	1,417	1,395	1,361	1,360
Additional paid-in capital	3,818,592	3,699,867	3,635,341	3,532,130	3,529,559
Accumulated other comprehensive loss	(13,580)	(13,887)	(17,832)	(19,267)	(20,294)
Cumulative net income attributable to common stockholders	1,246,617	1,223,521	1,199,499	1,215,362	1,207,132
Cumulative dividends	(2,956,830)	(2,912,809)	(2,870,027)	(2,829,211)	(2,788,396)
Total stockholders' equity	2,096,254	1,998,109	1,948,376	1,900,375	1,929,361
Total liabilities and stockholders' equity	$3,964,679	$3,854,105	$3,812,260	$3,711,451	$3,731,953
1In 2Q 2021, the Company acquired a single-tenant net lease property in San Diego, CA in a sale leaseback transaction which was accounted for as a financing arrangement as required under ASC 842, Leases.
2Restricted cash in 3Q 2020 included cash held in escrow from the sale of a property in Oklahoma. These proceeds were disbursed as the Company acquired real estate investments in like-kind exchanges under Section 1031 of the Internal Revenue Code of 1986, as amended.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 8

Statements of Income
DOLLARS IN THOUSANDS

	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Revenues
Rental income	$128,486	$128,389	$123,877	$123,384	$122,358	$122,644	$119,438	$117,740
Interest from financing receivable, net [1]	510	—	—	—	—	—	—	—
Other operating	2,427	1,950	2,003	1,868	1,332	2,163	2,086	2,059
	131,423	130,339	125,880	125,252	123,690	124,807	121,524	119,799
Expenses
Property operating	51,509	52,215	50,210	50,171	46,580	49,552	46,214	46,777
General and administrative	8,545	8,499	7,206	7,299	7,434	8,766	7,669	10,802
Acquisition and pursuit costs [2]	670	744	939	440	431	750	515	501
Depreciation and amortization	49,826	50,079	48,104	47,143	47,691	47,497	46,134	45,137
	110,550	111,537	106,459	105,053	102,136	106,565	100,532	103,217
Other income (expense)
Gain (loss) on sales of real estate properties	20,970	18,890	(34)	2,177	68,267	(49)	20,036	200
Interest expense	(13,261)	(13,262)	(13,618)	(14,154)	(14,442)	(13,960)	(13,816)	(14,181)
Loss on extinguishment of debt	—	—	(21,503)	—	—	—	—	—
Impairment of real estate assets	(5,078)	(834)	—	—	—	—	(7)	—
Equity loss from unconsolidated joint ventures	(146)	(74)	(269)	(66)	(116)	(11)	(2)	(13)
Interest and other income (expense), net	(262)	500	140	74	250	93	7	13
	2,223	5,220	(35,284)	(11,969)	53,959	(13,927)	6,218	(13,981)
Net income (loss)	$23,096	$24,022	($15,863)	$8,230	$75,513	$4,315	$27,210	$2,601

1In 2Q 2021, the Company acquired a single-tenant net lease property in San Diego, CA in a sale leaseback transaction which was accounted for as a financing arrangement as required under ASC 842, Leases. Rental income due under the lease is recorded as interest income.
2Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 9

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Net income (loss)	$23,096	$24,022	$(15,863)	$8,230	$75,513	$4,315	$27,210	$2,601
(Gain) loss on sales of real estate assets	(20,970)	(18,890)	34	(2,177)	(68,267)	49	(20,036)	(200)
Impairments of real estate assets	5,078	834	—	—	—	—	7	—
Real estate depreciation and amortization	51,199	51,311	49,251	48,215	48,577	48,531	46,962	45,846
Unconsolidated JV depreciation and amortization	1,354	813	323	80	80	80	80	80
FFO	$59,757	$58,090	$33,745	$54,348	$55,903	$52,975	$54,223	$48,327
Acquisition and pursuit costs [3]	670	744	939	440	431	750	515	501
Lease intangible amortization	(6)	(72)	(4)	(35)	(16)	745	4	5
Accelerated stock awards [4]	—	—	—	—	—	—	—	2,854
Forfeited earnest money received	—	(500)	—	—	—	—	—	—
Debt financing costs	283	—	21,920	—	—	—	—	—
Unconsolidated JV normalizing items [5]	55	27	16	—	—	—	—	—
Normalized FFO	$60,759	$58,289	$56,616	$54,753	$56,318	$54,470	$54,742	$51,687
Non-real estate depreciation and amortization	641	673	724	785	822	823	838	838
Non-cash interest amortization [6]	897	894	976	934	1,035	746	731	727
Provision for bad debt, net	57	(79)	(511)	(144)	945	(83)	124	(32)
Straight-line rent income, net	(1,194)	(1,094)	(645)	(543)	(390)	(668)	(789)	(387)
Stock-based compensation	2,627	3,019	2,472	2,445	2,405	2,599	2,133	2,375
Unconsolidated JV non-cash items [7]	(354)	(357)	4	8	8	8	8	8
Normalized FFO adjusted for non-cash items	63,433	61,345	59,636	58,238	61,143	57,895	57,787	55,216
2nd generation TI	(4,748)	(5,189)	(8,841)	(5,323)	(6,005)	(6,040)	(12,126)	(6,114)
Leasing commissions paid	(3,804)	(1,193)	(3,288)	(1,999)	(2,258)	(2,824)	(4,970)	(2,697)
Capital expenditures	(6,077)	(2,019)	(8,931)	(4,580)	(4,777)	(3,470)	(5,159)	(3,543)
Maintenance cap ex	(14,629)	(8,401)	(21,060)	(11,902)	(13,040)	(12,334)	(22,255)	(12,354)
FAD	$48,804	$52,944	$38,576	$46,336	$48,103	$45,561	$35,532	$42,862
Dividends paid	$44,021	$42,782	$40,816	$40,815	$40,510	$40,416	$40,121	$38,852
TTM dividend payout (dividends paid/FAD)	90.2%	88.7%	91.0%	92.2%	92.9%	95.4%	95.0%	92.4%
FFO per common share - diluted	$0.42	$0.42	$0.25	$0.40	$0.42	$0.40	$0.41	$0.37
Normalized FFO per common share - diluted	$0.43	$0.42	$0.42	$0.41	$0.42	$0.41	$0.41	$0.40
TTM Normalized FFO per common share - diluted	$1.67	$1.66	$1.65	$1.64	$1.64	$1.62	$1.60	$1.58
FFO wtd avg common shares outstanding - diluted [8]	142,914	139,714	135,701	135,159	134,464	133,980	133,125	129,015
1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.
4The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses recorded in the third quarter of 2019 associated with the acceleration of his outstanding non-vested share-based awards.
5Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
6Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
7Includes the Company's proportionate share of straight-line rent, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 865,304 for the three months ended June 30, 2021.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 10

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Acquisitions [1]	$178,508	$69,403	$273,757	$108,127	$—
Re/development	5,719	9,336	9,204	4,709	5,664
1st gen. TI & acquisition capex [2]	5,975	3,808	6,327	6,471	4,991

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020

2nd generation TI	$4,748	$5,189	$8,841	$5,323	$6,005
Leasing commissions paid	3,804	1,193	3,288	1,999	2,258
Capital expenditures	6,077	2,019	8,931	4,580	4,777
	$14,629	$8,401	$21,060	$11,902	$13,040
% of Cash NOI
2nd generation TI	5.9%	6.7%	11.8%	7.1%	7.8%
Leasing commissions paid	4.8%	1.5%	4.4%	2.7%	2.9%
Capital expenditures	7.6%	2.6%	11.9%	6.1%	6.2%
	18.3%	10.8%	28.1%	15.9%	17.0%

LEASING COMMITMENTS [3]
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Renewals
Square feet	285,412	616,129	421,652	669,687	393,496
2nd generation TI/square foot/lease year	$1.87	$1.27	$1.48	$1.49	$1.78
Leasing commissions/square foot/lease year	$1.03	$0.79	$0.85	$1.13	$0.86
Renewal commitments as a % of annual net rent	13.3%	9.1%	9.0%	11.2%	13.0%
WALT (in months) [4]	53.1	47.3	53.3	48.8	45.1

New leases
Square feet	106,950	47,530	82,538	111,310	108,485
2nd generation TI/square foot/lease year	$5.96	$5.38	$6.28	$5.38	$6.40
Leasing commissions/square foot/lease year	$1.21	$1.72	$1.48	$1.01	$1.30
New lease commitments as a % of annual net rent	33.3%	36.9%	35.9%	28.3%	42.3%
WALT (in months) [4]	79.6	70.3	77.3	89.0	74.8

All
Square feet	392,362	663,659	504,190	780,997	501,981
Leasing commitments as a % of annual net rent	20.4%	11.6%	13.9%	15.0%	21.3%
WALT (in months) [4]	60.3	48.9	57.3	54.6	51.5

1Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
2Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
3Beginning in the first quarter of 2021, the Company began excluding properties categorized as re/development and acquisitions to align leasing commitments with the Maintenance Capital Expenditure Funding table above.
4WALT = weighted average lease term.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 11

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF JUNE 30, 2021
	PRINCIPAL BALANCE	BALANCE [1]	INTEREST EXPENSE	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due May 2025 [2]	$250,000	$248,906	$2,469	46	3.88%	4.08%
Senior notes due January 2028	300,000	296,365	2,778	78	3.63%	3.84%
Senior notes due March 2030 [3]	300,000	296,640	1,929	105	2.40%	2.71%
Senior notes due March 2031	300,000	295,149	1,590	117	2.05%	2.24%
Total senior notes outstanding	$1,150,000	$1,137,060	$8,766	88	2.95%	3.18%
$700 million unsecured credit facility due May 2023	13,000	13,000	11	23	LIBOR + 0.90%	1.00%
$200 million unsecured term loan facility due May 2024 [4]	200,000	199,348	988	35	LIBOR + 1.00%	1.95%
$150 million unsecured term loan facility due June 2026 [5]	150,000	149,306	1,103	59	LIBOR + 0.95%	2.48%
Mortgage notes payable, net	115,296	115,765	1,124	38	4.20%	4.07%
Total outstanding notes and bonds payable	$1,628,296	$1,614,479	$11,992	75	2.85%	3.01%
Interest cost capitalization			(36)
Unsecured credit facility fee and deferred financing costs			1,058
Financing lease right-of-use assets			247
Total quarterly consolidated interest expense			$13,261

DEBT MATURITIES SCHEDULE AS OF JUNE 30, 2021
	PRINCIPAL PAYMENTS				WEIGHTED AVERAGE RATE
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL
2021			$1,988	$1,988	—%	—%	4.52%	4.52%
2022			13,434	13,434	—%	—%	3.81%	3.81%
2023	$13,000		30,701	43,701	1.00%	—%	4.21%	3.25%
2024	200,000		26,449	226,449	1.95%	—%	4.48%	2.24%
2025		$250,000	17,415	267,415	—%	3.88%	4.35%	3.91%
2026	150,000		24,879	174,879	2.48%	—%	3.93%	2.68%
2027			430	430	—%	—%	6.17%	6.17%
2028		300,000		300,000	—%	3.63%	—%	3.63%
2029				—	—%	—%	—%	—%
Thereafter		600,000		600,000	—%	2.23%	—%	2.23%
Total	$363,000	$1,150,000	$115,296	$1,628,296	2.13%	2.95%	4.20%	2.85%

1Balances are reflected net of discounts and deferred financing costs and include premiums.
2The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
3The effective interest rate includes the impact of the $4.3 million settlement of forward interest rate hedges that are included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.
4The effective interest rate includes the impact of interest rate swaps on $75.0 million at a weighted average rate of 2.37% (plus the applicable margin rate, currently 100 basis points).
5The effective interest rate includes the impact of interest rate swaps on $100.0 million at a weighted average rate of 2.23% (plus the applicable margin rate, currently 95 basis points).

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 12

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED JUNE 30, 2021 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan [2]
Leverage ratio	Total debt/total capital	Not greater than 60%	32.7%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	2.3%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	34.7%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.8x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	5.3x
Construction and development	CIP/total assets	Not greater than 15%	0.0%
Unconsolidated joint ventures	Unconsolidated JVs/total assets	Not greater than 15%	3.1%
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 20%	6.5%

Senior Notes due 2030 and 2031 [3]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	32.5%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.3%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	303.1%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.5X

Other Senior Notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	33.9%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	2.4%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	291.0%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.4x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.1x
Net debt to enterprise value [6]	Net Debt/enterprise value	Not required	26.8%

1Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
2As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of Topic 842, Lease Accounting from the covenant calculations.
3The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.
4The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.
5Adjusted EBITDA is based on the current quarter results, annualized. See page 27 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.
6Based on the closing price of $30.20 on June 30, 2021 and 145,529,572 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 13

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
MARKET	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM/TENANCY	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
San Diego, CA 2	0.02	Scripps Health/UCSD	1/7/2021	22,461	100%	$17,150	100%
Dallas, TX [3]	0.00	Baylor Scott & White Health	2/1/2021	121,709	66%	22,515	100%
Atlanta, GA [3]	0.00/0.19	Wellstar Health System	2/17/2021	44,567	88%	9,800	100%
Washington, D.C.	0.09	Sentara Healthcare	3/3/2021	26,496	100%	12,750	100%
Denver, CO	0.60	HCA	3/30/2021	59,359	91%	14,375	50%
Colorado Springs, CO	4.70	None	4/1/2021	27,510	100%	7,200	50%
Los Angeles, CA	0.00	MemorialCare Health System	4/8/2021	57,573	80%	31,335	50%
San Antonio, TX	0.90	CHRISTUS Health/Baptist Health	4/30/2021	45,000	100%	13,600	50%
Los Angeles, CA	0.00	MemorialCare Health System	5/10/2021	73,078	82%	24,600	50%
Houston, TX	0.03	Houston Methodist	5/14/2021	45,393	96%	13,500	100%
San Diego, CA [4]	0.00	Palomar Health	5/28/2021	160,394	100%	102,650	100%
Greensboro, NC	0.60	Cone Health	6/28/2021	25,168	100%	9,390	100%
Baltimore, MD	1.50	University of Maryland Health	6/29/2021	33,316	100%	14,600	100%
Denver, CO [5]	0.00	Centura Health (AdventHealth)	7/16/2021	259,555	80%	70,426	100%
Greensboro, NC [2]	0.18	Cone Health	7/19/2021	18,119	100%	6,400	100%
Colorado Springs, CO	0.00	Centura Health (CommonSpirit)	7/27/2021	69,526	100%	33,400	100%
Colorado Springs, CO [6]	1.90	Centura Health (CommonSpirit)	7/27/2021	23,956	100%	9,133	50%
YTD total				1,113,180	88%	$412,824
JV Contribution						(50,122)
YTD total, net						$362,702
Average cap rate for YTD total [7]						5.3%

DISPOSITION ACTIVITY
LOCATION	TYPE [8]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SQUARE FEET	LEASED %	SALES PRICE
Los Angeles, CA [9]	MOB	0.00	Valley Presbyterian Hospital	3/11/2021	73,906	84%	$26,000
Atlanta, GA	MOB	13.00	Piedmont Healthcare	4/12/2021	19,732	100%	8,050
Richmond, VA	MOB	0.00	Bon Secours Health System	5/18/2021	142,856	63%	52,000
Gadsden, AL [5]	MOB	0.00	Community Health Systems	5/19/2021	120,192	58%	5,500
Dallas, TX [10]	MOB	0.00	US Dept of Veteran Affairs	7/9/2021	190,160	44%	23,000
YTD total					546,846	59%	$114,550
Average cap rate for YTD total [11]							4.1%

1Includes joint venture acquisitions at full acquisition price.
2Represents a single-tenant property.
3Includes two properties.
4In 2Q 2021, the Company acquired a single-tenant net lease property in San Diego, CA in a sale leaseback transaction which was accounted for as a financing arrangement as required under ASC 842, Leases.
5Includes three properties.
6Includes purchase of adjoining 3.0 acre land parcel.
7For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
8MOB = medical office building
9Includes two properties sold to a single purchaser in two transactions which closed on March 5 and March 11, 2021.
10Includes four properties and a land parcel sold under a single purchase agreement.
11For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 14

Re/Development Activity
DOLLARS IN THOUSANDS

UNDER RE/DEVELOPMENT
									EXPECTED NOI TIMING
MARKET	ASSOCIATED HEALTH SYSTEM	MILES TO CAMPUS	STATUS [1]	SQUARE FEET	BUDGET	REMAINING FUNDINGS	CURRENT LEASED %	EXPECTED QTR NOI AT CURRENT LEASED %	INITIAL LEASE(S)	CURRENT LEASED %
Memphis [2]	Baptist Memorial	0.26	TI	110,883	$30,200	$2,133	97%	$560	1Q 2021	1Q 2022
Dallas [3]	Baylor Scott & White	0.00	UC	110,860	16,900	16,377	47%	30	1Q 2022	2Q 2022
Tacoma [4]	MultiCare Health	0.10	UC	23,000	12,400	11,138	100%	190	2Q 2022	3Q 2022
Nashville [5]	Ascension Health	0.00	PC	106,194	44,000	43,320	50%	185	2Q 2023	3Q 2023
Total				350,937	$103,500	$72,968	67%	$965
Projected average stabilized yield					6.8%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS [6]	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS	NET INVESTMENTS
2017	$327,167	$32,305	$359,472	$122,700	$236,772
2018	111,450	35,567	147,017	98,691	48,326
2019	381,314	28,584	409,898	54,860	355,038
2020	546,853	26,493	573,346	249,443	323,903
YTD 2021	412,824	15,054	427,878	114,550	313,328
Average (2017-2020)	$341,696	$30,737	$372,433	$131,424	$241,009
% of Total	91.7%	8.3%	100.0%

1TI = completing tenant build outs; UC = under construction; PC = pre-construction
2The project includes the acquisition of a 110,883 square foot medical office building for $8.7 million and redevelopment costs related to the property.
3The project includes the redevelopment of a 110,860 square foot fitness center located in a 217,114 square foot medical office building. The current fitness center lease will be reduced to 51,740 square foot when the tenant commences operations, which is expected to occur in Q1 2022.
4Redevelopment project is a 23,000 square foot expansion to an existing medical office building. When complete, the building will be approximately 56,000 square feet.
5Includes a non-cash $5.0 million allocation for the to-be demolished existing building.
6Includes joint venture acquisitions on the full acquisition price and was not adjusted for the Company's ownership percentage.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 15

Portfolio [1,2]
DOLLARS IN THOUSANDS

MARKETS
				SQUARE FEET
				MOB 95.4%		NON-MOB 4.6%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	CONSOLIDATED	JOINT VENTURE	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Seattle, WA	15	669,441	27	1,545,539				1,545,539	14.1%	14.1%
Dallas, TX	4	521,773	23	2,004,747		156,245	145,365	2,306,357	12.1%	26.2%
Los Angeles, CA	2	408,769	19	796,914	315,314	63,000		1,175,228	7.9%	34.1%
Charlotte, NC	22	183,244	16	860,735				860,735	5.8%	39.9%
Atlanta, GA	9	312,742	14	806,757				806,757	4.8%	44.7%
Denver, CO	19	202,507	13	694,362	59,359		93,869	847,590	4.5%	49.2%
Houston, TX	5	177,035	11	649,388			57,170	706,558	3.8%	53.0%
Washington, DC	6	162,803	7	533,832				533,832	3.7%	56.7%
Nashville, TN	36	224,588	7	805,259			108,691	913,950	3.7%	60.4%
Indianapolis, IN	33	120,792	4	526,194				526,194	3.3%	63.7%
Des Moines, IA	82	139,108	7	379,955			152,655	532,610	3.2%	66.9%
Memphis, TN	43	165,460	10	802,221				802,221	3.1%	70.0%
Honolulu, HI	56	145,212	3	298,427				298,427	3.0%	73.0%
Austin, TX	29	109,035	5	374,886				374,886	2.7%	75.7%
Richmond, VA	44	108,949	6	405,945				405,945	2.5%	78.2%
San Francisco, CA	12	121,810	3	286,270				286,270	2.5%	80.7%
San Antonio, TX	24	103,153	7	473,673	45,000			518,673	2.0%	82.7%
Co Springs, CO	78	78,343	6	312,154	27,510			339,664	1.9%	84.6%
Chicago, IL	3	90,695	3	352,800				352,800	1.9%	86.5%
Minneapolis, MN	16	79,184	3	207,508	140,733			348,241	1.6%	88.1%
Other (16 markets)		729,293	42	2,446,419				2,446,419	11.9%	100.0%
Total		$4,853,936	236	15,563,985	587,916	219,245	557,750	16,928,896	100.0%
Number of properties				220	9	2	5	236
% of square feet				91.9%	3.5%	1.3%	3.3%	100.0%
% multi-tenant				95.0%	100.0%	—%	100.0%	94.1%
Investment [1]				$4,479,242	$118,518	$111,152	$145,024	$4,853,936
Quarterly cash NOI [1]				$73,974	$1,035	$3,095	$1,321	$79,425
% of cash NOI				93.1%	1.3%	3.9%	1.7%	100.0%

BY BUILDING TYPE
	CONSOLIDATED
	MULTI-TENANT	SINGLE-TENANT	JOINT VENTURE	TOTAL
Number of properties	213	14	9	236
Square feet	15,345,618	995,362	587,916	16,928,896
% of square feet	90.6%	5.9%	3.5%	100.0%
Investment [1]	$4,351,159	$384,259	$118,518	$4,853,936
Quarterly cash NOI [1]	$71,419	$6,971	$1,035	$79,425
% of cash NOI	89.9%	8.8%	1.3%	100.0%

1Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 16

Associated Health Systems [1,2]

MOB PORTFOLIO (BY SQUARE FEET)
	SYSTEM RANK [3]	CREDIT RATING	ON/ADJACENT		OFF CAMPUS			% OF NOI
HEALTH SYSTEM			ON	ADJACENT [4]	ANCHORED [5]	<= 2 MILES [6]	TOTAL
Baylor Scott & White Health	21	AA-/Aa3	1,765,805	280,941	163,188	—	2,209,934	13.9%
CommonSpirit Health	4	BBB+/Baa1	807,182	311,310	95,486	205,840	1,419,818	8.7%
Ascension Health	3	AA+/Aa2	1,080,681	194,617	—	—	1,275,298	6.0%
Atrium Health	16	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.5%
UW Medicine (Seattle)	91	AA+/Aaa	345,567	102,540	44,166	125,543	617,816	5.3%
Tenet Healthcare	6	B/B2	570,264	67,790	—	135,270	773,324	4.4%
Wellstar Health System	75	A/A2	492,221	141,169	—	—	633,390	3.9%
Providence St. Joseph Health	5	AA-/Aa3	176,854	153,433	—	31,601	361,888	3.3%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.3%
Hawaii Pacific Health	181	--/A1	173,502	—	—	124,925	298,427	3.0%
UCHealth	46	AA/Aa3	150,291	298,093	33,850	—	482,234	2.9%
Overlake Health System	291	A/A2	191,051	39,659	—	—	230,710	2.7%
Bon Secours Mercy Health	22	A+/A1	405,945	—	—	—	405,945	2.5%
HCA	1	BB+/Baa3	151,340	167,017	78,305	59,359	456,021	2.5%
Baptist Memorial Health Care	89	BBB+/--	464,498	—	150,228	—	614,726	2.5%
Medstar Health	45	A/A2	241,739	—	—	—	241,739	2.0%
MultiCare Health System	82	AA-/Aa3	154,452	84,348	—	—	238,800	1.8%
Inova Health System	70	AA+/Aa2	262,121	—	—	—	262,121	1.8%
Trinity Health	7	AA-/Aa3	267,952	73,331	—	—	341,283	1.7%
Memorial Hermann	39	A+/A1	—	246,325	—	—	246,325	1.6%
Huntington Memorial Hospital	273	A-/--	—	165,419	—	—	165,419	1.5%
Other (29 credit rated systems)			1,484,545	1,385,434	197,125	262,038	3,329,142	16.4%
Subtotal - credit rated[7]			10,003,453	3,912,058	1,075,861	944,576	15,935,948	97.2%
Other non-credit rated [8]			28,649	—	—	—	28,649	0.1%
Other non-associated [9]			—	—	—	187,304	187,304	2.7%
Total			10,032,102	3,912,058	1,075,861	1,131,880	16,151,901	100.0%
% of total			62.1%	24.2%	6.7%	7.0%

1Includes joint venture properties at total square feet. Excludes construction in progress and assets classified as held for sale.
2Includes buildings located on-campus, adjacent and off-campus that are anchored by healthcare systems or located within two miles of a hospital campus.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes off campus buildings where health systems lease 40% or more of the property.
6Consistent with the methodology used on the MOB Portfolio Comparison page in the Company's Investor Presentation; assumes that any off campus building within two miles from a hospital campus is associated with that health system.
7Based on square footage, 93.3% is associated with an investment-grade rated healthcare provider.
8Includes one property associated with a hospital system that is not credit rated.
9Includes off campus buildings that are not anchored by a health system and are more than two miles from a hospital campus.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 17

Top Tenants [1]

TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF ASSOCIATED PROPERTIES	# OF LEASES	LEASED SQUARE FEET	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	21	AA-/Aa3	23	139	1,066,405	7.2%	7.9%
Atrium Health	16	AA-/Aa3	17	72	651,768	4.4%	4.0%
CommonSpirit Health	4	BBB+/Baa1	17	74	568,337	3.9%	3.8%
Indiana University Health	26	AA/Aa2	4	62	437,462	3.0%	2.7%
Ascension Health	3	AA+/Aa2	11	64	382,571	2.6%	2.6%
UW Medicine (Seattle)	91	AA+/Aaa	9	28	236,170	1.6%	2.4%
WellStar Health System	75	A/A2	11	57	379,696	2.6%	2.3%
Baptist Memorial Health Care	89	BBB+/--	8	50	318,134	2.2%	1.7%
UCHealth	46	AA/Aa3	8	14	221,718	1.5%	1.7%
Proliance Surgeons	—	-	7	18	146,539	1.0%	1.6%
Tenet Healthcare	6	B/B2	10	25	168,771	1.1%	1.3%
Bon Secours Mercy Health	22	A+/A1	6	40	190,712	1.3%	1.2%
Medstar Health	45	A/A2	3	54	153,353	1.0%	1.2%
Trinity Health	7	AA-/Aa3	3	32	165,250	1.1%	1.1%
Providence St. Joseph Health	5	AA-/Aa3	7	23	101,590	0.7%	1.0%
MultiCare Health System	82	AA-/Aa3	5	18	150,201	1.0%	1.0%
Eating Recovery Center	—	-	4	6	100,946	0.7%	0.9%
Hawaii Pacific Health	181	--/A1	3	35	91,247	0.6%	0.8%
USPI [3]	—	-	5	10	109,113	0.7%	0.8%
DaVita	—	BB/Ba2	11	13	101,160	0.7%	0.8%
Kaiser Permanente	2	AA-/--	4	10	101,830	0.7%	0.8%
Labcorp of America	—	BBB/Baa2	22	24	178,541	1.2%	0.7%
Inova Health	70	AA+/Aa2	4	10	92,436	0.6%	0.7%
Overlake Health System	291	A/A2	2	8	73,676	0.5%	0.7%
HCA	1	BB+/Baa3	7	15	88,072	0.6%	0.7%
Memorial Hermann	39	A+/A1	2	2	99,874	0.7%	0.7%
Allina Health	57	AA-/Aa3	3	14	94,599	0.6%	0.5%
Advocate Health Care	14	AA/Aa3	2	9	58,166	0.4%	0.5%
Government Services Assoc	—	AA+/Aaa	4	7	127,651	0.9%	0.5%
Univ. of MD Medical Center	61	A/A2	2	10	75,495	0.5%	0.5%
Top 30 tenants				943	6,731,483	45.6%	47.1%

Total investment-grade tenants [4]				960	6,889,339	46.8%	44.8%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3As of June 30, 2021, USPI is approximately 95% owned by Tenet Health.
4Includes affiliates of investment grade tenants.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 18

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	CONSOLIDATED	JOINT VENTURE	TOTAL
On campus	62.2%	61.0%	62.1%
Adjacent to campus [3]	25.1%	—%	24.2%
Total on/adjacent	87.3%	61.0%	86.3%
Off campus - anchored by health system [4]	6.6%	7.7%	6.7%
Off campus	6.1%	31.3%	7.0%
	100.0%	100.0%	100.0%
Square feet	15,563,985	587,916	16,151,901
% of total	96.4%	3.6%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	CAMPUS PROXIMITY	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	# OF PROPERTIES	SQUARE FEET	% OF TOTAL
	0.00	On campus	122	10,032,102	62.1%	62.1%	88	7,734,210	89.4%
0.00	250 yards	Adjacent [3]	45	2,419,594	15.0%	77.1%	2	128,717	1.5%
250 yards	0.25 miles		28	1,492,464	9.2%	86.3%	4	120,036	1.4%
0.25 miles	0.50	Off campus	5	397,701	2.5%	88.8%	1	124,925	1.4%
0.50	1.00		6	545,670	3.4%	92.2%	—	—	—%
1.00	2.00		8	472,451	2.9%	95.1%	4	319,446	3.7%
2.00	5.00		10	473,577	2.9%	98.0%	1	13,818	0.2%
5.00	10.00		3	205,631	1.3%	99.3%	3	205,631	2.4%
10.00			2	112,711	0.7%	100.0%	—	—	—%
Total			229	16,151,901	100.0%		103	8,646,783	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 19

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2021	395	1,233,675	9.0%	—	—	—%	395	1,233,675	8.4%	7.9%
2022	627	2,028,142	14.8%	1	58,285	5.8%	628	2,086,427	14.2%	14.8%
2023	502	2,035,288	14.8%	—	—	—%	502	2,035,288	13.8%	14.2%
2024	542	2,378,152	17.3%	1	63,000	6.3%	543	2,441,152	16.6%	16.1%
2025	412	1,869,110	13.6%	3	114,022	11.5%	415	1,983,132	13.5%	13.1%
2026	249	914,494	6.7%	1	83,318	8.4%	250	997,812	6.8%	6.5%
2027	135	634,691	4.6%	1	156,245	15.7%	136	790,936	5.4%	6.5%
2028	148	803,080	5.9%	1	35,419	3.6%	149	838,499	5.7%	5.6%
2029	115	659,703	4.8%	3	165,342	16.6%	118	825,045	5.6%	5.7%
2030	107	443,697	3.2%	1	138,028	13.8%	108	581,725	3.9%	3.4%
Thereafter	138	722,440	5.3%	2	181,703	18.3%	140	904,143	6.1%	6.2%
Total leased	3,370	13,722,472	86.1%	14	995,362	100.0%	3,384	14,717,834	86.9%	100.0%
Total building		15,933,534	100.0%		995,362	100.0%		16,928,896	100.0%
WALTR (months) [3]		44.6			89.1			47.6
WALT (months) [3]		85.4			155.2			90.1

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,802	—	>100,000	39.1%	6,615,703	143,820	46
2,501 - 5,000	824	—	<100,000 and >75,000	25.0%	4,231,604	86,359	49
5,001 - 7,500	279	—	<75,000 and >50,000	17.4%	2,951,822	62,805	47
7,501 - 10,000	159	—	<50,000 and >25,000	16.1%	2,726,066	38,395	71
10,001 +	306	14	<25,000	2.4%	403,701	17,552	23
Total Leases	3,370	14	Total	100.0%	16,928,896	71,733	236

1Includes joint venture properties and excludes land held for development, construction in progress, corporate property and assets classified as held for sale.
2Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.
4The average lease size in the multi-tenant properties is 4,072 square feet.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 20

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Multi-tenant
Number of properties	163	156	158	156	161	157
Total building square feet	12,510,863	12,190,136	12,167,287	11,984,473	12,519,841	12,243,069
Period end % occupied	87.5%	87.9%	87.6%	87.6%	87.7%	87.9%
Single-tenant
Number of properties	11	11	12	12	12	14
Total building square feet	791,198	791,198	810,930	810,930	810,930	1,196,930
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Number of properties	174	167	170	168	173	171
Total building square feet	13,302,061	12,981,334	12,978,217	12,795,403	13,330,771	13,439,999
Period end % occupied	88.3%	88.6%	88.4%	88.4%	88.4%	89.0%

PROPERTIES NOT IN SAME STORE
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Acquisitions [2]
Number of properties	44	45	42	31	26	31
Total building square feet	2,062,568	2,091,663	2,178,267	1,667,990	1,455,265	1,826,029
Period end % occupied	91.8%	89.8%	89.2%	91.4%	89.2%	86.9%
Development completions
Number of properties	2	2	1	1	1	1
Total building square feet	261,914	261,914	151,031	151,031	151,031	151,031
Period end % occupied	64.5%	64.5%	60.5%	60.5%	60.5%	20.2%
% leased	75.9%	75.9%	60.5%	60.5%	60.5%	60.0%
Reposition [3]
Number of properties	7	9	10	11	10	9
Total building square feet	714,437	741,798	799,764	859,004	523,159	429,167
Period end % occupied	57.5%	59.7%	61.0%	62.1%	46.9%	41.9%
Joint Venture
Number of properties	9	5	4	—	—	—
Total building square feet	587,916	384,755	325,396	—	—	—
Period end % occupied	85.3%	84.3%	72.4%	—%	—%	—%
% leased	85.3%	84.3%	87.4%	—%	—%	—%

TOTAL PROPERTIES
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020
Number of properties	236	228	227	211	210	212
Total building square feet	16,928,896	16,461,464	16,432,675	15,473,428	15,460,226	15,846,226
Period end % occupied	86.9%	87.0%	86.6%	87.0%	86.8%	86.8%

1Includes joint venture properties and excludes land held for development, construction in progress, corporate property and assets classified as held for sale.
2Acquisitions includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.
3Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters. In addition, the Company reclassified a property to reposition during third quarter of 2020 due to strategic reposition. This reclassification is described in more detail in Trends and Matters Impacting Operating Results of the Company's 2020 Form 10-K.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 21

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning March 31, 2021	228	14,319,718	16,461,464	87.0%	167	11,505,657	12,981,334	88.6%
Portfolio activity
Acquisitions [1]	8	439,016	467,432	93.9%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [2]	—	—	—	—%	—	—	—	—%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	5	263,440	293,366	89.8%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	2	23,765	27,361	86.9%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	236	14,758,734	16,928,896	87.2%	174	11,792,862	13,302,061	88.7%
Leasing activity
New leases/expansions	NA	154,261	NA	NA	NA	115,734	NA	NA
Move-outs/contractions	NA	(195,161)	NA	NA	NA	(164,710)	NA	NA
Net absorption	NA	(40,900)	NA	NA	NA	(48,976)	NA	NA
Ending June 30, 2021	236	14,717,834	16,928,896	86.9%	174	11,743,886	13,302,061	88.3%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning June 30, 2020	210	13,423,187	15,460,226	86.8%	173	11,788,219	13,330,771	88.4%
Portfolio activity
Acquisitions [1]	37	1,684,764	1,931,080	87.2%	NA	NA	NA	NA
Re/development completions	1	77,508	110,883	69.9%	—	—	—	—%
Dispositions [2]	(12)	(374,992)	(573,293)	65.4%	(9)	(311,890)	(407,716)	76.5%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	10	654,988	735,861	89.0%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	3	62,325	86,601	72.0%
Reposition from same store	NA	NA	NA	NA	(3)	(379,197)	(443,456)	85.5%
	236	14,810,467	16,928,896	87.5%	174	11,814,445	13,302,061	88.8%
Leasing activity
New leases/expansions	NA	616,800	NA	NA	NA	441,704	NA	NA
Move-outs/contractions	NA	(709,433)	NA	NA	NA	(512,263)	NA	NA
Net absorption	NA	(92,633)	NA	NA	NA	(70,559)	NA	NA
Ending June 30, 2021	236	14,717,834	16,928,896	86.9%	174	11,743,886	13,302,061	88.3%

1Includes joint venture properties.
2Includes properties reclassified as held for sale.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 22

Same Store Leasing Statistics [1]

	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Average in-place contractual increases
Multi-tenant	2.91%	2.91%	2.91%	2.90%	2.89%	2.89%	2.90%	2.93%
Single-tenant	2.34%	2.34%	2.27%	2.27%	2.13%	2.10%	2.10%	2.12%
	2.87%	2.86%	2.86%	2.85%	2.83%	2.79%	2.80%	2.82%
Renewals [2]
Cash leasing spreads	2.8%	4.4%	2.8%	4.5%	4.5%	4.4%	4.2%	3.3%
Tenant retention rate	74.9%	88.5%	84.2%	85.1%	84.6%	84.0%	86.6%	90.2%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [3]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	1.84%	2.20%	1.30%	11.31%	1.68%	2.87%
Fixed	2.99%	95.11%	2.75%	42.42%	2.99%	91.19%
Non-annual increase (annualized)
CPI	1.16%	0.33%	0.50%	4.48%	0.81%	0.64%
Fixed	1.55%	1.23%	2.40%	41.79%	2.17%	4.25%
No increase
Term > 1 year	—%	1.13%	—%	—%	—%	1.05%
Total [3]	2.91%	100.00%	2.34%	100.00%	2.87%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	50.1%	82.6%	52.3%
Physician and other	49.9%	17.4%	47.7%

Lease structure
Gross	10.8%	—%	10.1%
Modified gross	29.7%	—%	27.7%
Net	59.5%	—%	55.4%
Absolute net [4]	—%	100.0%	6.8%

Ownership type
Ground lease	62.1%	15.9%	59.3%
Fee simple	37.9%	84.1%	40.7%

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Beginning in the first quarter of 2021, metrics are for combined multi-tenant and single-tenant net leases. Prior periods include only multi-tenant leases.
3Excludes leases with terms of one year or less.
4Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 23

NOI Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

SAME STORE CASH NOI
	TTM 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020	TTM 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019

Revenues	$428,764	$107,647	$107,326	$106,554	$107,237	$420,599	$103,854	$106,191	$105,288	$105,266
Expenses	162,733	40,375	40,860	40,133	41,365	160,613	38,506	41,038	39,946	41,123
Cash NOI	$266,031	$67,272	$66,466	$66,421	$65,872	$259,986	$65,348	$65,153	$65,342	$64,143
Revenue per occ SF [2]	$36.36	$36.59	$36.39	$36.11	$36.32	$35.44	$35.11	$35.77	$35.43	$35.43
Margin	62.0%	62.5%	61.9%	62.3%	61.4%	61.8%	62.9%	61.4%	62.1%	60.9%
Average occupancy	88.6%	88.5%	88.7%	88.7%	88.8%	89.2%	89.0%	89.3%	89.4%	89.3%
Number of properties	174	174	174	174	174	174	174	174	174	174

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Revenue per occ SF [2]	2.6%	4.2%	1.7%	1.9%	2.5%
Avg occupancy (bps)	-60	-50	-60	-70	-50
Revenues	1.9%	3.7%	1.1%	1.2%	1.9%
Expenses	1.3%	4.9%	(0.4%)	0.5%	0.6%
Cash NOI	2.3%	2.9%	2.0%	1.7%	2.7%

TOTAL CASH NOI
	2Q 2021	2Q 2020	% CHANGE	TTM 2Q 2021	TTM 2Q 2020	% CHANGE
Same store cash NOI	$67,272	$65,348	2.9%	$266,031	$259,986	2.3%
Reposition	788	1,512	(47.9%)	3,563	5,611	(36.5%)
	$68,060	$66,860	1.8%	$269,594	$265,597	1.5%
Acquisitions/development completions	10,330	3,952	161.5%	31,125	8,567	263.4%
Dispositions/assets held for sale/other	425	6,002	(92.9%)	5,015	25,111	(80.0%)
Joint venture property cash NOI	1,035	1	103,400.1%	1,654	240	589.3%
Cash NOI	$79,850	$76,815	4.0%	$307,388	$299,515	2.6%

1Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Net income (loss)	$23,096	$24,022	($15,863)	$8,230	$75,513	$4,315	$27,210	$2,601
Other income (expense)	(2,223)	(5,220)	35,284	11,969	(53,959)	13,927	(6,218)	13,981
General and administrative expense	8,545	8,499	7,206	7,299	7,434	8,766	7,669	10,802
Depreciation and amortization expense	49,826	50,079	48,104	47,143	47,691	47,497	46,134	45,137
Other expenses [1]	2,840	2,783	2,919	2,364	2,185	3,365	2,200	2,079
Straight-line rent expense	369	367	369	373	374	375	378	383
Straight-line rent revenue	(1,563)	(1,461)	(1,013)	(915)	(764)	(1,043)	(1,167)	(770)
Other revenue [2]	(2,075)	(1,865)	(2,145)	(1,609)	(1,660)	(2,004)	(1,430)	(1,726)
Joint venture property cash NOI	1,035	465	135	19	1	78	86	75
Cash NOI	$79,850	$77,669	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562
Acquisitions/development completions	(10,330)	(9,147)	(6,357)	(5,291)	(3,952)	(2,849)	(1,630)	(136)
Dispositions/assets held for sale/other	(425)	(774)	(1,178)	(2,638)	(6,002)	(5,916)	(6,422)	(6,771)
Joint venture property cash NOI	(1,035)	(465)	(135)	(19)	(1)	(78)	(86)	(75)
Same store cash NOI and reposition	68,060	67,283	67,326	66,925	66,860	66,433	66,724	65,580
Reposition	(788)	(817)	(905)	(1,053)	(1,512)	(1,280)	(1,382)	(1,437)
Same store cash NOI	$67,272	$66,466	$66,421	$65,872	$65,348	$65,153	$65,342	$64,143

TOP DOWN RECONCILIATION
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Rental income before rent concessions	$129,609	$129,466	$124,537	$124,079	$122,958	$123,518	$119,931	$118,254
Rent concessions	(1,123)	(1,077)	(660)	(695)	(600)	(874)	(493)	(514)
Rental income	128,486	128,389	123,877	123,384	122,358	122,644	119,438	117,740
Parking income	1,880	1,658	1,678	1,764	1,227	2,051	1,982	1,935
Interest from financing receivable, net	510	—	—	—	—	—	—	—
Exclude straight-line rent revenue	(1,563)	(1,461)	(1,013)	(915)	(764)	(1,043)	(1,167)	(770)
Exclude other non-cash revenue [3]	(1,528)	(1,573)	(1,820)	(1,505)	(1,555)	(1,892)	(1,326)	(1,601)
Revenue	127,785	127,013	122,722	122,728	121,266	121,760	118,927	117,304
Property operating expense	(51,509)	(52,215)	(50,210)	(50,171)	(46,580)	(49,552)	(46,214)	(46,777)
Exclude non-cash expenses [4]	2,539	2,406	2,349	2,297	2,128	2,990	2,063	1,960
Joint venture property cash NOI	1,035	465	135	19	1	78	86	75
Cash NOI	$79,850	$77,669	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562
Acquisitions/development completions	(10,330)	(9,147)	(6,357)	(5,291)	(3,952)	(2,849)	(1,630)	(136)
Dispositions/assets held for sale/other	(425)	(774)	(1,178)	(2,638)	(6,002)	(5,916)	(6,422)	(6,771)
Joint venture property cash NOI	(1,035)	(465)	(135)	(19)	(1)	(78)	(86)	(75)
Same store cash NOI and reposition	68,060	67,283	67,326	66,925	66,860	66,433	66,724	65,580
Reposition	(788)	(817)	(905)	(1,053)	(1,512)	(1,280)	(1,382)	(1,437)
Same store cash NOI	$67,272	$66,466	$66,421	$65,872	$65,348	$65,153	$65,342	$64,143

1Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable and tenant improvement overage amortization.
3Includes above and below market lease intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable non-cash adjustments, and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 25

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Cash NOI	$79,850	$77,669	$74,996	$74,873	$76,815	$75,276	$74,862	$72,562
General and administrative expense	(8,545)	(8,499)	(7,206)	(7,299)	(7,434)	(8,766)	(7,669)	(10,802)
Straight-line rent	1,563	1,461	1,013	915	764	1,043	1,167	770
Interest and other income (expense), net	(262)	500	140	74	250	93	7	13
Management fees and other income	547	292	325	104	105	112	103	124
Other non-cash revenue [1]	1,528	1,573	1,820	1,505	1,555	1,892	1,326	1,601
Other non-cash expenses [2]	(2,539)	(2,406)	(2,349)	(2,297)	(2,128)	(2,990)	(2,063)	(1,960)
Unconsolidated JV adjustments	181	276	(73)	(5)	(37)	(9)	(8)	(8)
Debt Covenant EBITDA	$72,323	$70,866	$68,666	$67,870	$69,890	$66,651	$67,725	$62,300
Interest expense	(13,261)	(13,262)	(13,618)	(14,154)	(14,442)	(13,960)	(13,816)	(14,181)
Loss on extinguishment of debt	—	—	(21,503)	—	—	—	—	—
Acquisition and pursuit costs	(670)	(744)	(939)	(440)	(431)	(750)	(515)	(501)
Leasing commission amortization [3]	2,258	2,111	2,033	1,971	1,795	1,893	1,667	1,547
Non-real estate depreciation and amortization	(885)	(879)	(886)	(899)	(909)	(859)	(838)	(838)
Unconsolidated JV adjustments	(8)	(2)	(8)	—	—	—	—	—
FFO	$59,757	$58,090	$33,745	$54,348	$55,903	$52,975	$54,223	$48,327
Acquisition and pursuit costs	670	744	939	440	431	750	515	501
Lease intangible amortization	(6)	(72)	(4)	(35)	(16)	745	4	5
Accelerated amortization of restricted stock awards	—	—	—	—	—	—	—	2,854
Forfeited earnest money received	—	(500)	—	—	—	—	—	—
Debt financing costs	283	—	21,920	—	—	—	—	—
Unconsolidated JV normalizing items	55	27	16	—	—	—	—	—
Normalized FFO	$60,759	$58,289	$56,616	$54,753	$56,318	$54,470	$54,742	$51,687

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 26

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Net income (loss)	$39,485	$23,096	$24,022	($15,863)	$8,230
Interest expense	54,295	13,261	13,262	13,618	14,154
Depreciation and amortization	195,152	49,826	50,079	48,104	47,143
Unconsolidated JV depreciation and amortization	2,570	1,354	813	323	80
EBITDA	$291,502	$87,537	$88,176	$46,182	$69,607
Other amortization [1]	8,373	2,258	2,111	2,033	1,971
(Gain) loss on sales of real estate properties	(42,003)	(20,970)	(18,890)	34	(2,177)
Impairments on real estate assets	5,912	5,078	834	—	—
EBITDAre [2]	$263,784	$73,903	$72,231	$48,249	$69,401
EBITDA	$291,502	$87,537	$88,176	$46,182	$69,607
Acquisition and pursuit costs	2,793	670	744	939	440
(Gain) loss on sales of real estate properties	(42,003)	(20,970)	(18,890)	34	(2,177)
Impairments on real estate assets	5,912	5,078	834	—	—
Loss on extinguishment of debt	21,503	—	—	21,503	—
Unconsolidated JV adjustments	18	8	2	8	—
Debt Covenant EBITDA	$279,725	$72,323	$70,866	$68,666	$67,870
Other amortization [1]	8,373	2,258	2,111	2,033	1,971
Lease intangible amortization	(117)	(6)	(72)	(4)	(35)
Acquisition/disposition timing impact [3]	4,127	1,150	396	3,468	(887)
Stock based compensation	10,563	2,627	3,019	2,472	2,445
Unconsolidated JV adjustments	78	46	25	7	—
Adjusted EBITDA	$302,749	$78,398	$76,345	$76,642	$71,364

1Includes leasing commission amortization.
2Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
3Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.
4Adjusted to reflect quarterly EBITDA at fully stabilized development NOI.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 27

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	2Q 2021
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	JOINT VENTURE	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/outpatient	$62,989	$10,330	$1,035	$788	$3,055	$78,197	$312,788
Inpatient/Surgical	3,095	—	—	—	—	3,095	12,380
Office	1,188	—	—	—	—	1,188	4,752
Total Cash NOI	$67,272	$10,330	$1,035	$788	$3,055	$82,480	$329,920

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$27,226	As of July 30, 2021 [8]		145,529,657

OTHER ASSETS
Assets held for sale [5]	$23,000
Cash and other assets [6]	128,647
	$151,647

DEBT		IMPLIED CAP RATE
Unsecured credit facility	$13,000		STOCK PRICE	IMPLIED CAP RATE
Unsecured term loan due 2024	200,000	As of 7/30/21	$31.88	5.28%
Unsecured term loan due 2026	150,000
Senior notes	1,150,000
Mortgage notes payable	115,296	2Q 2021 high	$32.64	5.19%
Remaining re/development funding	72,968	2Q 2021 low	$29.97	5.53%
Other liabilities [7]	87,032
	$1,788,296

1See Same Store Performance schedule on page 24 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI.
3Reposition properties includes 7 properties which comprise 714,437 square feet. The NOI table above includes 6 of these properties comprising 633,460 square feet that generated positive NOI. The remaining property comprising 80,977 square feet generated negative NOI of $0.2 million. The Company has begun a redevelopment project related to this property.
4Timing adjustments include current quarter acquisitions of $1.5 million as well as development completion adjustments of $1.6 million to reflect full quarterly stabilized NOI from a recently completed development.
5Assets held for sale includes four real estate properties that are excluded from same store NOI and reflect the contractual sale prices.
6Includes cash of $18.7 million, prepaid assets of $63.5 million, accounts receivable of $11.5 million, and prepaid ground leases of $21.5 million. In addition, includes the Company's occupied portion of its corporate headquarters of $13.4 million.
7Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $75.5 million, security deposits of $10.3 million, and deferred operating expense reimbursements of $1.2 million.
8Total shares outstanding do not reflect the shares associated with forward equity contracts. As of July 30, 2021, the Company had 3.7 million shares to be settled in the future under forward equity contracts.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 28

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE EXPECTATIONS
	EXPECTED 2021		ACTUAL
	LOW	HIGH	Q2 2021
TTM Average Occupancy
Multi-tenant	87.5%	88.5%	87.9%
Single-tenant	100.0%	100.0%	100.0%
Total	88.2%	89.2%	88.6%
TTM Revenue per occupied square foot	$36.00	$37.00	$36.36
TTM Cash NOI margin	61.5%	62.5%	62.0%
Cash leasing spreads	3.0%	4.0%	2.8%
Lease retention rate	75.0%	90.0%	74.9%
TTM Cash NOI growth	2.0%	3.0%	2.3%

ANNUAL EXPECTATIONS
	LOW	HIGH	YTD
Normalized G&A	$33,000	$36,000	$17,044
Straight-line rent, net [1]	3,000	5,000	2,289
Funding activity
Acquisitions (YTD actual)[2]	500,000	600,000	412,824
Dispositions (YTD actual)	(115,000)	(175,000)	(114,550)
Re/development	20,000	40,000	15,054
1st generation TI and acq. capex	20,000	30,000	9,783
2nd generation TI	28,000	34,000	9,937
Leasing commissions paid	10,000	14,000	4,997
Capital expenditures	18,000	23,000	8,096
Total maintenance capex	56,000	71,000	23,030

Cash yield
Acquisitions	5.0%	5.8%	5.3%
Dispositions	4.1%	5.3%	4.1%
Re/development (stabilized)	6.0%	7.5%	NA
Leverage (debt/cap)	32.0%	36.0%	32.7%
Net debt to adjusted EBITDA	5.0x	5.5x	5.1x

1This guidance range is based on current in-place leases.
2Includes joint venture acquisitions at full acquisition price.

HEALTHCARE REALTY	2Q 2021 SUPPLEMENTAL INFORMATION 29